UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 10, 2007

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY 14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 10, 2007, the Board of Directors of Constellation Brands, Inc. (“Constellation” or the “Company”), appointed Robert P. Ryder, age 47, Executive Vice President and Chief Financial Officer of the Company, effective as of May 15, 2007. Mr. Ryder previously served from 2005 to 2006 as Chief Administrative Officer of IMG, a sports marketing and media company. From 2002 to 2005, he was Senior Vice President and Chief Financial Officer of American Greetings Corporation, a publicly traded, multi-national consumer products company. From 1989 to 2002, he held several management positions of increasing responsibility with PepsiCo, Inc. These included control, strategic planning, mergers and acquisitions and CFO positions serving at PepsiCo’s corporate headquarters and at its Frito-Lay International and Frito-Lay North America divisions. Mr. Ryder is a certified public accountant.

In connection with his employment with Constellation, Mr. Ryder will receive:

•	annual Base Compensation of $510,000;
•
the opportunity to receive an annual bonus under the Company’s Annual Management Incentive Plan at a minimum of 17.5% and a maximum of 140% of Base Compensation based upon the Company’s financial performance. Mr. Ryder is eligible to receive a full year’s bonus amount for the fiscal year ending February 29, 2008, without being prorated.

•
upon the approval of the Human Resources Committee at its next meeting, which is currently scheduled in June 2007, an option to purchase 150,000 shares of the Company’s Class A Common Stock at an exercise price equal to the closing price on the date of the option grant;

•
relocation benefits paid in accordance with the Company’s Relocation Policy, which includes coverage of reasonable and customary closing and relocation expenses, including the relocation of all his and his family members’ personal effects, but excluding home purchase;

•
four (4) weeks paid time off each calendar year, until such time as he may become eligible for more paid time off under the Company’s paid time off policy, as such policy is amended from time to time; and

•	Mr. Ryder may participate in the Company’s other existing employee benefit plans or programs in which he is eligible to participate under the terms of such plans or programs.
•
In the event Mr. Ryder’s employment is terminated without cause, he will be entitled to receive severance compensation equal to one year of his then-current Base Compensation plus his then-target bonus, subject to his entering into the Company’s standard form of severance agreement.

There were no arrangements or understandings between Mr. Ryder and any other person pursuant to which he was selected as an executive officer, and there have been no transactions since the beginning of the Company’s last fiscal year, or are currently proposed, regarding Mr. Ryder that are required to be disclosed by Item 404(a) of Regulation S-K.

Also in connection with Mr. Ryder’s appointment, as previously contemplated, Thomas S. Summer will retire on May 15, 2007, from the position Executive Vice President and Chief Financial Officer but will continue as an employee of the Company until the earlier of May 14, 2008 or an earlier date mutually agreed upon by the Company and Mr. Summer. The letter agreement setting forth terms and conditions of Mr. Summer’s retirement from the Company is filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated October 24, 2006, filed October 25, 2006, and incorporated herein by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On May 10, 2007, Constellation Brands, Inc. (the “Company”) issued a news release announcing the appointment of Robert P. Ryder as Executive Vice President and Chief Financial Officer. A copy of the news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

References to the Company’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference. The information in this Current Report on Form 8-K, including the news release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. The information in this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News release of the Company dated May 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION BRANDS, INC.

Date: May 11, 2007	By:	/s/ Thomas S. Summer
Thomas S. Summer, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News release of Constellation Brands, Inc. dated May 10, 2007.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.